Exhibit 99.4

CYTATION CORP

                                                         Cytation Corporation
                                                 Consolidated Pro Forma Balance Sheet
                                                        As of December 31, 2005

                              Cytation       DeerValley          DeerValley       Purchase Price       Pro Forma         Pro Forma
                                Corp.      Homebuilders, Inc.  Acquisitions Corp.   Adjustments       Adjustments      Consolidated
                             (Unaudited)     (Unaudited)         (Unaudited)        (Unaudited)       (Unaudited)       (Unaudited)
CURRENT ASSETS:
    Cash                   $        220   $      2,931,263     $             36   $    (6,375,000) (6) $ 7,132,729 (10) $ 3,689,248
    Certificate of Deposit            -            151,418                    -                 -                -          151,418
    Accounts Receivable               -          2,140,404                    -                 -                -        2,140,404
    Other Receivable                                 7,500                                                                    7,500
                                                 1,115,558                                                                1,115,558
    Prepaid expenses and
    other current assets              -             52,419                    -                 -          134,473 (8)      186,892
                           ------------  ------------------  -------------------  ---------------  ----------------     -----------
       Total Current Assets         220          6,398,562                   36        (6,375,000)       7,267,202        7,291,020

 PROPERTY AND EQUIPMENT, Net          -          1,611,531                    -                 -                -        1,611,531
 OTHER ASSETS:                        -                  -                    -                 -                -                -
    Goodwill                          -                  -                    -         3,611,994 (6)            - (6)    3,611,994
                           ------------  ------------------  -------------------  ---------------   ---------------     -----------
       Total Other Assets            -                   -                   -          3,611,994                -        3,611,994
       TOTAL ASSETS        $        220   $       8,010,093   $              36   $     (2,763,006) $    7,267,202      $12,514,545
                           ============  ==================  ==================  =================  ==============      ===========

 LIABILITIES AND STOCKHOLDERS'EQUITY(DEFICIT)
 CURRENT LIABILITIES:
    Current Maturities of
    Long-Term Debt         $          -    $        55,716   $                -     $           -   $            -      $    55,716
    Accounts payable             48,416          1,166,020                6,446                 -          611,759 (7)    1,832,641
    Accounts Payable under
    Dealer Incentive Programs                      340,432                                      -                -          340,432
    Estimated Warranties                           750,000                                      -                -          750,000
    Compensation and Relate
    Accruals                                       413,939                                      -                -          413,939
    Accrued Stockholder
    Distributions                                  925,000                                      -                -          925,000
    Income Tax Payable                -                  -                    -                 -        1,267,008 (8)    1,267,008
    Loan from Stockholder                                                   195                                                 195
    Other Accrued Expenses       90,500            228,832                    -                 -                -          319,332
                          -------------  ------------------  -------------------  ---------------  ----------------     -----------
         Total Current
         Liabilities            138,916          3,879,939                6,641                 -        1,878,767        5,904,263

 LONG TERM LIABILITIES:
    Long-Term Debt, Net
    of Current Maturities             -          1,367,148                    -                 -                - (1)    1,367,148

 STOCKHOLDERS' EQUITY(DEFICIT):
      Series A Preferred stock,
 $0.01 par value, 750,000 shares
 authorized, 745,626 shares issued
 and outstanding                                                                                -            7,456 (2)        7,456
      Series B Preferred stock,
 $0.01 par value, 49,451 shares
 authorized, 49,451 shares issued
 and outstanding                                                                            495 (4)              -              495
      Series C Preferred stock,
 $0.01 par value, 26,750 shares
 authorized, 26,750 shares issued
 and outstanding                                                                            267 (5)              -              267
      Common stock, no par value,
 30,000,000 shares authorized,
 7,620,100                                                                    -               -                  -                -
      Common stock, $0.001 par value,
 2,000,000 shares authorized,
 982,622 shares issued and
 outstanding                        982                940                    -            (940) (6)             -              982
      Additional paid-in
      capital (APIC)         32,723,371          2,762,066                44,010     (2,762,828) (6)     6,513,514 (9)   39,280,133
      Retained Earnings
      and Accumulated
      deficit               (32,863,049)                 0               (50,615)             0  (6)    (1,132,535) (8) (34,046,199)
                          -------------  ------------------  -------------------  --------------    ---------------     -----------
         TOTAL
         STOCKHOLDERS'
         EQUITY (DEFICIT)      (138,696)        2,763,006                (6,605)      (2,763,006)         5,388,435       5,243,134

         TOTAL LIABILITIES
         AND STOCKHOLDERS'
         EQUITY (DEFICIT) $         220   $      8,010,093   $                36  $   (2,763,006)   $     7,267,202     $12,514,545
                          =============   =================  ===================  ==============    ===============     ===========

(1) Debt issued in connection with Acquisition $1,500,000 Face - Subsequent to the 8-K/A previously filed, this has been converted into Series A preferred stock.

(2) Series A Preferred Stock issued in connection with acquisition - Face amount $7,456,215 (745,622 shares at $10.00 per share) Par Value $7,456, APIC
$7,448,759 prior to transaction costs.

(3) Reduction in Series A Preferred stock's APIC due to transaction costs
                 - Comittment fee                               $      60,000
                 - Legal fees in connection with Equity Raise          48,000
                 - Investment banking fees                            827,245
                                                               --------------
          Total Transaction costs related to Equity Financing   $     935,245
                                                               ==============

(4)  Series  B preferred stock issued in connection with DeerValley Acquisitions
Corp.: In connection with the acquisition the common shareholders of DeerValley Acquistions Corp. exchanged 4,945,100 no par common for 49,451 shares of Series B Preferred with a par of $.01

(5)  Series  C preferred Stock issued in connection with DeerValley Acquisitions
Corp.: In connection with the acquisition the common shareholders of DeerValley Acquistions Corp. exchanged 2,675,000 no par common for 26,750 shares of Series C Preferred with a par of $.01

(6) Goodwill booked in connection with Acquisition
                 - Purchase price of acquisition                $   6,000,000
                 - Merger related expenses                            280,000
                 - Legal fees in connection with merger                95,000
                                                               --------------
                 - Total Acquisition Price and related costs        6,375,000
                 - Net book value of acquisition                    2,763,006
                                                               --------------
                 - Purchase price in excess of
                   book value (Goodwill)                            3,611,994
                                                               ==============

(7) Payables still owed in connection with transaction
                 - Investment banking fees                      $     553,759
                 - Legal fees in connection with transaction           58,000
                                                               --------------
             Total Payables                                     $     611,759
                                                               ==============

(8) Pro forma income tax payable
             Net Income(Loss) Cytation Corp.                    $     (173,605)
             Net Income(Loss) Deer Valley Homebuilders, Inc.         3,366,659
             Net Income(Loss) Deer Valley Acquisitions Corp.           (50,615)
                                                               ---------------
             Net Income(Loss) Consolidated Group before taxes        3,142,439
             Pro forma effective Income Tax Rate                        36.04%
                                                               ---------------
             Pro forma income tax payable                            1,132,535
                                                               ===============

The components of the provision for income taxes are as follows:

             Current taxes                                          1,267,008
             Deferred taxes                                         (134,473)
                                                               --------------
             Provision for income taxes                             1,132,535
                                                               ==============

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes are as follows:

                                             Impact on
                                    Amount     Rate
                                  ----------  ------
Income tax at federal rate        1,068,429   34.00%
State tax, net of Federal effect    134,811    4.29%
Permanent Differences:

   Meals & Entertainment             23,677    0.75%
   Officers Life Insurance            9,180    0.29%
                                  ----------  ------
Total Permanent Differences          32,857    1.04%
                                  ----------  ------

Total Tax Credits                   (83,131)  -2.65%
Rounding                            (20,431)  -0.64%
                                  ----------  ------
Total Provision                   1,132,535   36.04%
                                  ==========  ======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred income taxes are as follows:

 Current Deferred Tax Assets:            134,473
   Valuation allowance                         -
                                      ------------
 Total Deferred Tax Assets               134,473
                                      ============

 Current Deferred Tax Liabilities:
   Deferred tax effect of tax credits           -
 Non-Current Deferred Tax Liabilities:
   Accelerated depreciation                     -


(9) Reconciliation of APIC
    APIC in connection with
    Series A Preferred Stock         $ 7,448,759 (See (2) above)
    Total transaction related costs      935,245 (See (3) above)
                                      ------------
    Adjustment related to APIC         6,513,514
                                      ============

(10)Cash
    Total Raise Series A Preferred
    Stock                            $ 7,456,215
    Transaction fees paid                323,486 (3)-(7)
                                     -------------
    Cash remaining                     7,132,729
                                     =============

CYTATION CORP

                                                     Cytation Corporation
                                       Pro Forma Consolidated Statements of Operations
                                             For The Year Ended December 31, 2005
                                                         (Unaudited)

                                        Cytation             DeerValley        DeerValley          Pro Forma        Pro Forma
                                          Corp.           Homebuilders, Inc. Acquisitions Corp.   Adjustments      Consolidated
                                       (Unaudited)          (Unaudited)        (Unaudited)        (Unaudited)       (Unaudited)
                                   -------------------  -------------------  ----------------  -----------------  ---------------
NET REVENUE                        $           59,114   $       35,717,073   $             -    $             -   $  35,776,187

COST OF REVENUE                                 1,738           29,292,051                 -                  -      29,293,789
                                   -------------------  -------------------  ----------------  -----------------  ---------------

GROSS PROFIT                                   57,376            6,425,022                 -                  -       6,482,398

OPERATING EXPENSES:
   Depreciation                                 1,037              118,941                 -                  -         119,978
   Selling, general
    and administrative                        246,533            2,877,082            50,615                  -       3,174,230
                                   -------------------  -------------------  ----------------  -----------------  ---------------

        TOTAL OPERATING EXPENSES              247,570            2,996,023            50,615                  -       3,294,208
                                   -------------------  -------------------  ----------------  -----------------  ---------------

        OPERATING INCOME/(LOSS)              (190,194)           3,428,999           (50,615)                 -       3,188,190

OTHER INCOME (EXPENSES)
     Gain on sale and distribution
     of investment                             31,902                    -                 -                  -          31,902
     Loss on sale of property
     and equipment                             (4,270)                   -                 -                  -          (4,270)
     Loss on termination of
     ARE agreement                             (5,000)                   -                 -                  -          (5,000)
     Interest income (expenses), net           (6,043)             (62,340)                -                  -         (68,383)
     Other Income                                   -                    -                 -                  -               -
                                   -------------------  -------------------  ----------------  -----------------  ---------------

        TOTAL OTHER INCOME                     16,589              (62,340)                -                  -         (45,751)

        INCOME/(LOSS) BEFORE INCOME TAXES    (173,605)           3,366,659           (50,615)                 -       3,142,439

INCOME TAX EXPENSE                                  -                    -                 -          1,132,535 (1)   1,132,535
                                   -------------------  -------------------  ----------------  -----------------  ---------------

        NET INCOME(LOSS)           $         (173,605)  $        3,366,659   $       (50,615)   $    (1,132,535)  $   2,009,904

        Dividend to Preferred
        Stockholders                                -                    -                 -            521,935 (4)     521,935
                                   -------------------  -------------------  ----------------  -----------------  ---------------

        NET INCOME(LOSS)
        Available to Common
        Shareholders               $         (173,605)  $        3,366,659   $       (50,615)   $    (1,654,470)  $   1,487,969
                      r Share
(Basic)                            $            (0.18)  $            3,574   $         (0.01)                     $        1.58
Net (Loss) Income Per Share
(Fully Diluted)                    $            (0.18)  $            3,574   $         (0.01)                     $        0.04
                                   ===================  ===================  ================  =================  ===============
Weighted Average Common
Shares Outstanding                            944,306                  942         7,620,100                            944,306 (2)
Weighted Average Common and
Common Equivalent Shares
Outstanding                                   944,306                  942         7,620,100                         39,716,660 (3)
                                   ===================  ===================  ================  =================  ===============

(1) Pro forma income tax expense (Please see balance sheet for more details)

               Net Income(Loss) Cytation Corp.                    $  (173,605)
               Net Income(Loss) Deer Valley Homebuilders, Inc.
                                                                    3,366,659
               Net Income(Loss) Deer Valley Acquisitions Corp.
                                                                      (50,615)
                                                                  ------------
               Net Income(Loss) Consolidated Group before taxes
                                                                    3,142,439
               Pro forma effective Income Tax Rate                      36.04%
                                                                  ------------
               Pro forma income tax expense                         1,132,535
                                                                  ============

(2) Weighted Average Common Shares Outstanding :

                                          Number of Common Shares   Fraction of Period Outstanding  Weighted Average Shares
                                         ------------------------  ------------------------------  -----------------------
Common stock:
      Cytation Corp       31-Dec-04                  872,330                     1.00                       872,330
      Cytation Corp       14-Feb-05                   30,000                     0.88                        26,400
      Cytation Corp       14-Feb-05                    3,332                     0.88                         2,932
      Cytation Corp        4-Mar-05                   47,000                     0.83                        39,010
      Cytation Corp       14-Nov-05                   20,000                     0.13                         2,600
      Cytation Corp       14-Nov-05                   10,000                     0.13                         1,300
                          31-Dec-05                                                                         944,306
Net Income Available to
Common Shareholders      $ 1,487,969
Weighted Average Common
Shares Outstanding           944,306
                       ---------------
Net Income Per Share
(Basic)                  $      1.58

(3) Weighted Average Common and Common Equivalent Shares Outstanding:

                                                    Number of Common and
                                                   Common Stock Equivalent  Fraction of Period Outstanding  Weighted Average Shares
                                                  -----------------------   ------------------------------  -----------------------
Common stock:
      Cytation Corp                     31-Dec-04             872,330                     1.00                       872,330
      Pro forma Consolidated Series B
      and Series C Preferred Shares*    31-Dec-04           7,620,100                     1.00                     7,620,100
      Pro forma Consolidated Series A
      Preferred Shares                  31-Dec-04           9,941,620                     1.00                     9,941,620
      Pro forma Consolidated Warrants   31-Dec-04          21,210,368                     1.00                    21,210,368
      Cytation Corp                     14-Feb-05              30,000                     0.88                        26,400
      Cytation Corp                     14-Feb-05               3,332                     0.88                         2,932
      Cytation Corp                      4-Mar-05              47,000                     0.83                        39,010
      Cytation Corp                     14-Nov-05              20,000                     0.13                         2,600
      Cytation Corp                     14-Nov-05              10,000                     0.13                         1,300
                                        31-Dec-05                                                                 39,716,660

Series A Preferred Stock issued in connection with acquisition - Face amount 7,456,215 (745,626 shares at $10.00 per share) convertible at $.75 = 9,941,620 shares
Warrants issued in connection with acquisition 21,210,368
Net Income Available to Common Shareholders                  $      1,487,969
Weighted Average Common and Common Equivalent
Shares Outstanding
                                                                   39,716,660
                                                             ----------------
Net Income Per Share (Fully Diluted)                         $           0.04

(4)Preferred Stock Dividends
   Face Value of preferred outstanding                              7,456,215
   Dividend rate per annum                                                 7%
                                                             -----------------
   Dividend to Preferred Stockholders                                 521,935
                                                             =================

* Pursuant to the Securities Purchase and Share Exchange Agreement dated January 18, 2006, (a) 4,945,100 shares of Common Stock of Deer Valley Acquisitions Corp. were exchanged for 49,451 shares of Cytation's Series B Preferred Stock, which are convertible into 4,945,100 shares of Cytation's Common Stock, and (b) 2,675,000 shares of Common Stock of Deer Valley Acquisitions Corp. were exchanged for 26,750 shares of Cytation's Series C Preferred Stock, which are convertible into 2,675,000 shares of Cytation's Common Stock.